EXHIBIT 99(i)

                                 Certification

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
          (a) and (b) of Section  1350,  Chapter 63 of Title 18,  United  States
          Code)


          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
     (a) and (b) of section 1350, a chapter 63 of title 18, United States Code), each of the undersigned officers of Investors Title Company, a North Carolina corporation (the "Company"), does hereby certify that:

          The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002                            /s/ J. Allen Fine
                                                    -----------------
                                                    J. Allen Fine
                                                    Chief Executive Officer


Dated: November 12, 2002                           /s/ James A. Fine, Jr.
                                                   ----------------------
                                                   James A. Fine, Jr.
                                                   Chief Financial Officer


          The foregoing  certification  is being  furnished  solely  pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.